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                                                                  EXHIBIT 10.4


                            REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "AGREEMENT") is made as of this 15th day of July 1998, by and among The Producers Entertainment Group Ltd., a Delaware corporation (the "COMPANY"), and Tom Daniels and Craig Sussman (each of whom is herein referred to as a "STOCKHOLDER" and collectively as the "STOCKHOLDERS").

                                       RECITALS

     WHEREAS, the Company and each of the Stockholders are parties to an Agreement of Merger dated July 15th, 1998 (the "MERGER AGREEMENT"), whereby such Stockholders received from the Company shares of the Company's Common Stock;

     WHEREAS, SECTION 9.7 of the Merger Agreement provides that the Stockholders have certain rights to include shares of the Company's Common Stock held by them in a registered public offering of the Company's Common Stock (as defined in SECTION 1(c)); and

     NOW, THEREFORE, the parties hereby agree as follows:

                                           I. REGISTRATION RIGHTS

Section 1.1    DEFINITIONS.  For purposes of this SECTION 1:

     (a)  The term "ACT" means the Securities Act of 1933, as amended.

     (b) The term "AFFILIATE" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person or entity.

     (c) The term "COMMON STOCK" means the Company's Common Stock authorized for issuance under its Articles of Incorporation.

     (d) The term "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (e) The term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (f) The term "REGISTRABLE SECURITIES" means shares of Common Stock issued and delivered, or required to be delivered, to the Stockholders pursuant to the Merger Agreement.

     (g) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.



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     (h)  The term "SEC" shall mean the Securities and Exchange Commission.

Section 1.2 DEMAND REGISTRATION. If a court of competent jurisdiction shall determine that one or both of the Stockholders was terminated without cause and in violation of such Stockholder's employment agreement with TPEG Merger Company, then following receipt of a certified copy of any such judgment (and following the expiration of any period of appeal, if any appeal is available) the Company shall file as soon as practicable, and in any event within sixty
(60) days of the receipt of such notice, the registration under the Act of all Registrable Securities which the Stockholders then own or that are required to be delivered to the Stockholders.

Section 1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Stockholders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, a registration in connection with a BONA FIDE business acquisition of or by the Company, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) or if any shareholder other than the Stockholders causes the Company to register any of its Common Stock under the Act, the Company shall, at such time, promptly give each Stockholder written notice of such registration. Upon the written request of each Stockholder given within twenty (20) days after mailing of such notice by the Company in accordance with SECTION 3.5, the Company shall, subject to the provisions of
SECTION 1.8, cause to be registered under the Act all of the Registrable Securities that each such Stockholder has requested to be registered.

Section 1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this SECTION 1 to register any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Stockholders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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     (d)  Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Stockholder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (i) Furnish, at the request of any Stockholder requesting registration of Registrable Securities pursuant to this SECTION 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this SECTION 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities.

Section 1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this SECTION 1 with respect to the Registrable Securities of any selling Stockholder that such Stockholder shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as the Company may reasonably request in writing and as shall be required to effect the registration of such Stockholder's Registrable Securities.

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Section 1.6    EXPENSES OF COMPANY REGISTRATION.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to SECTIONS 1.2 and 1.3 for each Stockholder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportion able thereto, but excluding any underwriting discounts and commissions relating to Registrable Securities.

Section 1.7 DELAY OF REGISTRATION. No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 1 filed with and declared effective by the SEC.

Section 1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under SECTION 1.3 to include any of the Stockholders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering.

Section 1.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this SECTION 1:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Stockholder, any underwriter (as defined in the Act) for such Stockholder and each person, if any, who controls such Stockholder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Stockholder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SECTION 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the

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Company (which consent shall not be unreasonably withheld), nor shall the
Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Stockholder, underwriter or controlling person. Notwithstanding the foregoing, the Company shall not be required to indemnify any Stockholder pursuant to this SECTION 1.9(a) against any loss, claim, damage, liability, or action arising from any untrue or misleading statement or omission contained in any preliminary prospectus, if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

     (b) To the extent permitted by law, each selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Stockholder selling securities in such registration statement and any controlling person of any such underwriter or other Stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in connection with such registration; and each such Stockholder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SECTION 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SECTION 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this
SECTION 1.9(b) exceed the gross proceeds from the offering received by such Stockholder. Notwithstanding the foregoing, no Stockholder shall be required to indemnify the Company, its directors, its officers or any controlling person pursuant to this SECTION 1.9(b) against any loss, claim, damage, or liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

     (c) Promptly after receipt by an indemnified party under this SECTION 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party if the indemnified party, acting reasonably, determines that

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representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 1.9.

     (d) If the indemnification provided for in this SECTION 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement, which shall be customary for registration of the type then proposed, shall control.

     (f) The obligations of the Company and Stockholders under this SECTION 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this SECTION 1, and otherwise.

Section 1.10 TERMINATION OF REGISTRATION RIGHTS. No Stockholder shall be entitled to exercise any right provided for in this SECTION 1 after eighty four
(84) months following the date of this Agreement.

Section 1.11   ADDITIONAL COVENANTS OF THE COMPANY.  During the twenty-four
(24)-month period following the date of this Agreement, the Company shall (i) comply with the public information requirements of Rule 144 of the Act in order to afford the Stockholders the benefits therefor in connection with the resale of the Registrable Securities, (ii) comply with the reporting requirements under the 1934 Act and with listing requirements of the NASDAQ National Market, (iii) timely file all reports required under the 1934 Act and the rules of NASDAQ SmallCap Market and (iv) keep any registration statement covering Registrable Securities, and any state securities law filings and registrations relating thereto, effective for the period of distribution of such Registrable Securities.

Section 1.12 ADDITIONAL LIMITATIONS ON DISPOSITION OF THE REGISTRABLE SECURITIES. Notwithstanding any provision herein to the contrary: (a) from the date of this Agreement through June 30, 1999, neither of the Stockholders may sell, assign, transfer, exchange, pledge, encumber or otherwise dispose of (hereinafter solely referred to as "Sell") any of the Registrable Securities;
(b) for the period commencing July 1, 1999 and ending on June 30, 2000, the Stockholders may Sell not more than one-third (1/3) of the aggregate number of Registrable Securities issued to the Stockholders, as a group; (c) for the period commencing July 1, 2000 and ending on June 30, 2001, the Stockholders may Sell not more than an additional one-third (1/3) of the aggregate number of Registrable Securities issued to the Stockholders, as a group; and (d) subsequent to June 30, 2001, the Stockholders may Sell any then unsold Registrable Securities issued to either of them.

                            II. COVENANTS OF STOCKHOLDERS

Section 2.1 COVENANTS OF STOCKHOLDERS. The Stockholders, and their duly appointed representatives, shall obtain and provide to the Company, promptly upon request, any and all information reasonably required by the Company to comply with state and federal securities laws and other requirements, including but not limited to, beneficial ownership information and all shall cooperate with any state or federal licensing agency in any investigation by such agencies.

                                  III. MISCELLANEOUS

Section 3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

Section 3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 3.5 NOTICES. All notices, requests, demands and other communications which a party is required to or may desire to give any other party in connection with this Agreement shall be in writing, and shall be personally delivered, delivered by facsimile transmission, or delivered by United States registered or certified mail, postage prepaid with return receipt requested, addressed as follows:

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     If to the Company:            The Producers Entertainment Group Ltd.
                                   5757 Wilshire Boulevard, Penthouse 1
                                   Los Angeles, CA 90036
                                   Attention: Mr. Irwin Meyer
                                   Fax No. 213/634-8635

          With a copy to:          Troop Meisinger Steuber & Pasich, LLP
                                   10940 Wilshire Boulevard, 8th Floor
                                   Los Angeles, CA 90024
                                   Attention: C. N. Frank Reddick III
                                   Fax No. 310/443-7599


     If to the Stockholders:       At the addresses on the signature pages of
                                   this Agreement

          With a copy to:          Wolf, Rifkin & Shapiro
                                   11400 West Olympic Boulevard, 9th Floor
                                   Los Angeles, CA 90004
                                   Attention: Michael Wolf
                                   Fax No. 310/479-1422


If notice is given by personal delivery in accordance with the provisions of this SECTION 3.5, said notice shall conclusively be deemed given at the time of delivery. If notice is given by confirmed facsimile transmission in accordance with the provisions of this SECTION 3.5, said notice shall conclusively be deemed given at the time of the transmission. If notice is given by mail in accordance with the provisions of this section, said notice shall conclusively be deemed given 48 hours after deposit thereof in the United States mail. The addressees or addresses set forth above may be changed from time to time by a notice sent to the other parties.

Section 3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Stockholder of any Registrable Securities then outstanding, each future Stockholder of all such Registrable Securities, and the Company.

Section 3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and

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the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by a Stockholder's Affiliate shall be aggregated together for the purpose of determining the availability of such Stockholder's rights under this Agreement.

Section 3.10 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement supersedes any registration rights granted to the Stockholders including, without limitation, any registration rights granted under any of the Purchase Agreements. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by any party hereto, or anyone acting on behalf of any party.

Section 3.11 FACSIMILE SIGNATURES. This Agreement may be executed manually or by facsimile signatures, all of which signatures shall have the same force and effect. Any party executing this Agreement by facsimile shall as soon as practicable thereafter deliver to counsel for the other parties a manually signed copy of this Agreement.


              [Signature Page for Registration Rights Agreement Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:                       THE PRODUCERS ENTERTAINMENT GROUP LTD.,
                                   a Delaware corporation


                                   /s/ IRWIN MEYER
                                   ------------------------------------------
                                   By:  Irwin Meyer
                                   Its: Chief Executive Officer



STOCKHOLDERS:                      TOM DANIELS

                                   /s/ TOM DANIELS
                                   ------------------------------------------



                                   CRAIG SUSSMAN

                                   /s/ CRAIG SUSSMAN
                                   ------------------------------------------


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